UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2015

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 5, 2015, pursuant to the Purchase Agreement (the “Purchase Agreement”), dated as of July 15, 2015, among HD Supply, Inc., a Delaware corporation (“HD Supply”), HD Supply Holdings, LLC, a Florida limited liability company (“Holdings LLC”), HD Supply GP & Management, Inc., a Delaware corporation (“HDS GP”), HD Supply Power Solutions Group, Inc., a Delaware corporation (“HDS PS Group”), Brafasco Holdings, II, Inc., a Delaware corporation (“Brafasco”, and collectively with HD Supply, Holdings LLC, HDS GP and HDS PS Group, the “Sellers”) and Anixter Inc., a Delaware corporation (the “Buyer”), the Sellers and certain affiliates of the Sellers completed the sale to the Buyer, and the Buyer purchased from the Sellers (a) all of the issued and outstanding equity interests of: (i) HD Supply Power Solutions, Ltd., a Florida limited partnership (“HDS PS”), (ii) HDS Power Solutions, Inc., a Michigan corporation (“HDS Power Solutions”), and (iii) Pro Canadian Holdings I, ULC, a Nova Scotia unlimited liability company (“Pro Canadian”, and collectively with HDS PS and HDS Power Solutions, the “Purchased Companies”), and (b) certain specified assets of the Sellers and certain affiliates of the Sellers (the “Transactions”).

The purchase price for the Transactions was $825 million in cash, which may be adjusted for certain working capital calculations.  The Purchase Agreement also contains customary representations and warranties as well as covenants by each of the parties. Subject to certain limitations, the Buyer will be indemnified for damages resulting from breaches or inaccuracies of the Sellers’ representations, warranties and covenants in the Purchase Agreement. The Purchase Agreement does not provide for an escrow fund.

This summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is incorporated by reference as Exhibit 2.1 hereto, and is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations of HD Supply Holdings, Inc. (“Holdings”) and HD Supply, Inc. for the six months ended August 2, 2015 and the fiscal years ended February 1, 2015, February 2, 2014 and February 3, 2013 and the unaudited pro forma consolidated balance sheets of HD Supply Holdings, Inc. as of August 2, 2015 are included as Exhibit 99.1 hereto and are incorporated herein by reference.  The pro forma financial statements reflect adjustments for the announced sale of HD Supply Power Solutions, a business of HD Supply Holdings, Inc., and the use of proceeds from the sale.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1

Purchase Agreement, dated as of July 15, 2015, by and among HD Supply, Inc., HD Supply Holdings, LLC, HD Supply GP & Management, Inc., HD Supply Power Solutions Group, Inc., Brafasco Holdings II, Inc. and Anixter Inc. (incorporated by reference to Exhibit 2.1 to Holdings’ Current Report on Form 8-K filed on July 22, 2015 (SEC File No. 001-35979) and HD Supply’s Current Report on Form 8-K filed on July 22, 2015 (SEC File No. 333-159809)).

99.1	Unaudited pro forma consolidated financial statements of HD Supply Holdings, Inc. and HD Supply, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2015	HD Supply Holdings, Inc.

	By:	/s/ EVAN J. LEVITT
Evan J. Levitt
Senior Vice President and Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2015	HD Supply, Inc.

	By:	/s/ EVAN J. LEVITT
Evan J. Levitt
Senior Vice President and Chief Financial Officer